Exhibit 10.4

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO ROIVANT ENDOCRINOLOGY LTD. THAT REGISTRATION IS NOT REQUIRED.

Issue Date: April 29, 2016

ROIVANT ENDOCRINOLOGY LTD.

WARRANT TO PURCHASE SHARES

This Warrant (this “Warrant”) is issued to Takeda Pharmaceuticals International AG (“Takeda” and together with its successors and permitted assigns, the “Holder”), on April 29, 2016 (the “Issue Date”) by Roivant Endocrinology Ltd., an exempted limited company incorporated under the laws of Bermuda (the “Company”), in connection with the License Agreement dated as of April 29, 2016 by and between the Company and Takeda.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled to purchase at the Exercise Price (as defined below) from the Company up to that number of shares (the “Shares”) of each Series of Capital Stock (as defined below), which, following issuance, would be equal to (a) twelve percent (12%) of the Capital Stock Deemed Outstanding for such Series of Capital Stock after giving effect to the issuance of such Shares, less (b) the aggregate number of shares of such Series of Capital Stock held by the Holder or its Affiliates immediately prior to such exercise, less (c) the number of shares of such Series of Capital Stock issuable upon conversion, exchange or exercise of Convertible Securities held by the Holder or its Affiliates immediately prior to such exercise, less (d) the number of shares of such Series of Capital Stock issuable upon conversion, exchange or exercise of Options held by the Holder or its Affiliates immediately prior to such exercise, less (e) the aggregate number of shares of such Series of Capital Stock issued to Takeda, the Holder or their Affiliates prior such exercise but not held by Takeda, the Holder or their Affiliates immediately prior to such exercise, less (f) if such exercise is pursuant to Section 3(d)(i) and to the extent not included in (b) above, the number of Shares of such Series of Capital Stock purchased (other than through this Warrant) by the Holder or its Affiliates in connection with the applicable Stock Issuance. For avoidance of doubt, in no event shall the Holder be entitled to purchase Shares under this Warrant, which when aggregated with (a) all prior purchases of shares of each Series of Capital Stock under this Warrant and (b) all shares of each Series of Capital Stock previously issued to Takeda, the Holder or their Affiliates for any reason, would result in Takeda, the Holder and their Affiliates, collectively, having been issued shares of Capital Stock amounting to greater than twelve percent (12%) of the Capital Stock Deemed Outstanding for all Series of Capital Stock following the issuance of such purchased Shares. For clarity, this Warrant may be exercised an unlimited number of times during the Exercise Period.

1.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

2. Definitions.

(a) “Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly controls, is controlled by, or is under common control with such Person, including without limitation any parent or direct or indirect subsidiary or any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

(b) “Capital Stock” means, at any point in time, all then-authorized classes and series of classes of the Company’s shares.

(c) “Capital Stock Deemed Outstanding” means, with respect to a Series of Capital Stock and at the time of an exercise of this Warrant, the sum of (i) the number of shares of such Series of Capital Stock issued and outstanding at such time of exercise, plus (ii) the number of shares of such Series of Capital Stock issuable upon conversion, exchange or exercise of Convertible Securities outstanding at such time of exercise, plus (iii) the number of shares of such Series of Capital Stock issuable upon conversion, exchange or exercise of Options outstanding at such time of exercise; provided, however, that Capital Stock Deemed Outstanding shall not include shares owned or held by or for the account of the Company or any of its wholly-owned direct or indirect subsidiaries.

(d) “Change of Control” means (i) any consolidation or merger of the Company with or into any other corporation or other Person, or any other corporate reorganization or similar transaction, in which the holders of outstanding voting securities of the Company immediately prior to such consolidation, merger, reorganization or similar transaction hold, directly or indirectly, less than fifty percent (50%) of the outstanding voting securities of the Company or of the surviving or resulting entity (or the power to direct or cause the direction of the management and policies of the surviving or resulting entity) immediately after such consolidation, merger, reorganization or similar transaction; or (ii) any transaction or series of related transactions as a result of which the holders of outstanding voting securities of the Company immediately prior to such transaction or transactions hold, directly or indirectly, less than fifty percent (50%) of the outstanding voting securities of the Company (or the power to direct or cause the direction of the management and policies of the Company) immediately after such transaction or transactions.

(e) “Common Shares” means the common shares, US$0.00001 par value per share, of the Company, and any Capital Stock into which such Common Shares shall have been converted, exchanged or reclassified following the date hereof.

(f) “Convertible Securities” means any evidences of indebtedness, equity shares or other securities directly or indirectly convertible into or exchangeable for shares of the Company’s Capital Stock, but excluding Options and this Warrant.

(g) “Exercise Period” means the period beginning on the Issue Date and ending on the earlier to occur of (a) the Expiration Date, following the issuance of all Shares issuable upon the automatic exercise of this Warrant under Section 3(d)(ii), if any, or (b) the consummation of any Change of Control in which the Company causes the net exercise of this Warrant in full in accordance with Section 7(b).

2.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

(h) “Expiration Date” means the date that is one day after the later of (i) the one (1) year anniversary of the Issue Date or (ii) the final closing of the first Qualified Financing.

(i) “Exercise Price” means US $0.00001 per Share.

(j) “Initial Public Offering” means the Company’s first underwritten public offering of Common Shares pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), other than pursuant to a registration statement on Form S-4, Form S-8 or any similar or successor form.

(k) “Option” means rights, options or warrants (excluding this Warrant) to, directly or indirectly, subscribe for, purchase or otherwise acquire shares of the Company’s Capital Stock or Convertible Securities, including but not limited to derivative securities including stock appreciation rights, restricted stock units, phantom stock and the like.

(l) “Person” means any individual, corporation (including among other things any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust or company (including any limited liability company or joint stock company).

(m) “Third Party” means any Person that is not an Affiliate of the Company or the Holder.

(n) “Qualified Financing” means the issuance and sale by the Company of shares of the Company’s Common Shares in an Initial Public Offering, in one or a series of related closings, in which the Company receives aggregate gross proceeds of at least [***].

(o) “Series of Capital Stock” means, with respect to each exercise of this Warrant and at the time of such exercise, each authorized class and series of a class of the Company’s Capital Stock.

3. Exercise.

(a) Method of Exercise. During the Exercise Period, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by the delivery of (i) the Notice of Exercise attached hereto as Exhibit A to the Secretary of the Company at its principal offices and (ii) unless the Holder is exercising this Warrant pursuant to a cashless exercise as set forth in Section 3(b), a certified or official bank check to the Company or a wire transfer of same-day funds to an account designated by the Company for the aggregate Exercise Price for the Shares being purchased.

(b) Cashless Exercise. Upon any exercise of this warrant and in lieu of payment of the aggregate Exercise Price by check or wire transfer, upon the election of the Holder, the Company shall withhold the number of shares of Capital Stock then issuable upon

3 ..

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

exercise of this Warrant with an aggregate Fair Market Value (as determined in accordance with Section 3(c) below) equal to the aggregate Exercise Price in payment of the Aggregate Exercise Price for the Shares being purchased in such exercise. If such exercise of this warrant is with respect to share of more than one Series of Capital Stock, then the Company shall allocate the aggregate Exercise Price pro rata between each such Series of Capital Stock based on the aggregate Fair Market Value of all shares of each Series of Capital Stock issuable upon such exercise.

(c) Fair Market Value.

(i) If shares of a Series of Capital Stock (or shares of the Company’s Capital Stock into which shares of such Series of Capital Stock are convertible or exchangeable) are traded on a nationally recognized securities exchange or over the counter market, the fair market value of a share of such Series of Capital Stock (“Fair Market Value”) shall be the closing price of a share of such Series of Capital Stock (or the closing price of a share of the Company’s Capital Stock for which shares of such Series of Capital Stock are convertible or exchangeable, multiplied by the number of shares of such stock into which one share of such Series of Capital Stock is convertible or exchangeable) reported for the trading day immediately preceding the date of the Holder’s Notice of Exercise to the Company.

(ii) If shares of such Series of Capital Stock (or shares of the Company’s Capital Stock into which shares of such Series of Capital Stock are convertible or exchangeable) are not traded on a nationally recognized securities exchange or over the counter market, the Board of Directors of the Company shall determine Fair Market Value in its reasonable good faith judgment.

(d) Automatic Exercise.

(i) During the Exercise Period, upon each issuance of any share of any Series of Capital Stock by the Company to any Person other than the Holder or its Affiliates (a “Stock Issuance”), the purchase rights evidenced by this Warrant shall be automatically exercised pursuant to Section 3(b) for all Shares issuable hereunder immediately after such Stock Issuance.

(ii) Upon the Expiration Date, the purchase rights evidenced by this Warrant shall be automatically exercised pursuant to Section 3(b) for any and all Shares not earlier issued pursuant to Section 3(d)(i) and that are issuable hereunder at such time. Following such issuance, this Warrant shall expire and no longer be exercisable.

4. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued and delivered to the Holder as soon as practicable thereafter. If a Series of Capital Stock to be issued upon exercise of this Warrant has been generally issued by the Company in the form of uncertificated shares, the Company may, in its sole discretion, issue such Shares to the Holder in uncertificated form and record such Shares on the books of the Company. The Company shall maintain a register in which the ownership and transfers of this Warrant shall be recorded.

4.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

5. Issuance of Shares.

(a) The Company covenants that (i) the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and encumbrances, and (ii) the issuance of this Warrant or the issuance of Shares hereunder will not trigger or give rise to any anti-dilution rights, pre-emptive rights, conversion price adjustments or any other rights under the Company’s corporate charter documents or any contract, agreement or understanding giving any Person the right to acquire additional shares of the Capital Stock or to convert any Convertible Securities, Options or shares of Capital Stock into additional shares of Capital Stock.

(b) In furtherance of the foregoing, the Company agrees to exempt this Warrant and the issuance of the Shares hereunder from triggering or giving rise to any such anti-dilution, pre-emptive, conversion price adjustment or similar rights of any current or future stockholders.

6. Recapitalization, Reclassification, Reorganization and Consolidation. In case of any recapitalization, reclassification, capital reorganization or change in the Capital Stock, the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such recapitalization, reclassification, reorganization or change by a holder of the same number of Shares as were purchasable by the Holder hereunder immediately prior to such recapitalization, reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof.

7. Change of Control.

(a) In the event of, at any time during the Exercise Period, (i) a Change of Control, (ii) the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person or (iii) the liquidation or other dissolution of the Company, the Company shall provide to the Holder fifteen (15) business days advance written notice of such event. If the Holder elects to exercise this Warrant in connection with such event, the Company shall take or cause to be taken all actions necessary to ensure that the Warrant shall be exercised by the Holder immediately prior to the consummation of such event such that the Holder will receive its full and fair share of all consideration payable in respect of its Shares upon consummation of such event.

(b) If the Holder fails to exercise this Warrant in full, in the case of a Change of Control in which all of the Holder’s Shares are entitled to be acquired, sold or transferred upon such Change of Control, or in part, in the case of a Change of Control in which less than all of the Holder’s Shares are entitled to be acquired, sold or transferred upon such Change of Control, within ten (10) business days following delivery of such notice by the Company, the Company may, in its sole discretion, by delivery of written notice to the Holder and without any further action by the Holder, cause the net exercise of the unexercised portion of this Warrant

5.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

pursuant to Section 3(b) with respect to such Shares entitled to be acquired, sold or transferred in such Change of Control, and any such exercise would occur effective immediately prior to and contingent on such Change of Control and this Warrant shall expire upon the consummation of any such Change of Control in which the Company causes the net exercise of this Warrant in full under this Section 7(b); provided, however, the Company shall not have the right to cause the net exercise of this Warrant in connection with any Change of Control in which the surviving or resulting entity is privately held, and in which the holders of forty percent (40%) or more of the equity securities (on a fully-diluted basis) of the Company or the surviving or resulting entity immediately after such Change of Control consist of Persons who were Affiliates of the Company prior to the Change of Control.

8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant; provided, however, that in lieu of such fractional shares the Company shall make a cash payment therefor.

9. Registration Rights. The Holder shall be entitled to registration rights with respect to any Shares issued upon exercise of this Warrant, as set forth in that certain Investor Rights Agreement, dated April 29, 2016, by and among the Company and the Investors named therein (the “Investor Rights Agreement”).

10. First Refusal and Co-Sale. Any Shares issued or issuable upon exercise of this Warrant, shall be subject to the rights and restrictions, as set forth in that certain Right of First Refusal and Co-Sale Agreement, dated April 29, 2016, by and among the Company, the Investors named therein and the Key Holders named therein.

11. Restrictions on Transfer.

(a) This Warrant shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except that this Warrant and all rights hereunder may be transferred or sold: (i) in whole or in part, to an Affiliate of the Holder or (ii) in whole but not in part, to any Third Party in connection with the transfer or sale of all shares of Capital Stock held by the Holder to such Third Party, in each case, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit B hereto) at the principal office of the Company. Notwithstanding the foregoing, this Warrant and any rights hereunder may not be transferred or sold without compliance with applicable federal and state securities laws, including the Securities Act, by the Holder and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Holder will cause any proposed purchaser or transferee of this Warrant to agree to take and hold the Warrant and any shares issued upon exercise of this Warrant subject to the provisions and upon the conditions specified in this Warrant.

(b) The Holder hereby consents to the Company making a notation in its records and giving instructions to any transfer agent of the restricted nature of the Shares in order to implement the restrictions on transfer set forth in the Investor Rights Agreement, including the “Market Stand-off” (i.e. IPO lock-up) provision. The Shares issuable upon exercise of this

6.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

Warrant and any other securities issued in respect of such Shares, upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall bear a legend substantially in the following form (unless registered under the Securities Act):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE ISSUER’S BYLAWS, A CERTAIN INVESTOR RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE HOLDER, AND A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT AMONG THE HOLDER, THE ISSUER AND CERTAIN OTHER HOLDERS OF EQUITY OF THE ISSUER. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER.

12. Representations of Holder.

(a) Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring this Warrant (and any Shares issued pursuant to the exercise of this Warrant) solely for its and its Affiliates’ account for investment and not with a view to or for sale or distribution of this Warrant (or Shares) or any part thereof. The Holder also represents that the entire legal and beneficial interests of this Warrant (and Shares) the Holder is acquiring is being acquired for, and will be held for, its and its Affiliates’ account only.

(b) Accredited Investor Status. The Holder represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

(c) Securities Are Not Registered.

(i) The Holder understands that this Warrant (and any Shares issued pursuant to the exercise of this Warrant) have not been registered under the Securities Act on the basis that no distribution or public offering of the securities of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

7.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

(ii) The Holder recognizes that this Warrant (and any Shares issued pursuant the exercise of this Warrant) must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

(iii) The Holder is aware that this Warrant (and any Shares issued pursuant the exercise of this Warrant) may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the Shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of Shares being sold during any three month period not exceeding specified limitations. The Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied.

(iv) The Holder represents and warrants that neither (a) the Holder, nor (b) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any of the “bad actor” disqualifications (“Disqualification Events”) described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act and disclosed in writing in reasonable detail to the Company.

13. Rights of Shareholders. The Holder shall not be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of shares, reclassification of shares, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

14. Warrant Exchangeable. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the “Warrants.”

15. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Holder is Takeda or an Affiliate thereof, a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate

8.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

16. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with FedEx or similar overnight courier, freight prepaid, or (d) one (1) business day after the date of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid. All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the following address, or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other party hereto.

If to Holder:

Takeda Pharmaceuticals International AG

Thurgauerstrasse 130, 8152

Glattpark-Opfikon Zurich, Switzerland

Attention: President

Facsimile: +41-44-555-10-01

Copy to:

Takeda Pharmaceuticals U.S.A., Inc.

One Takeda Parkway

Deerfield, IL 60015

Attention: General Counsel, Legal Department

Facsimile: 224-554-7831

Copy to (which will not constitute notice):

Ropes & Gray LLP

800 Boylston Street; Prudential Tower

Boston, MA 02199

Attention: Steven A. Wilcox

Facsimile: 617-235-0223

17. Governing Law and Jurisdiction. This Warrant, and any disputes related hereto, shall be governed by and construed in accordance with the internal law of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware, without giving effect to conflict of law principles thereof. With respect to any controversy arising out of or related to this Warrant, the parties hereto consent to the exclusive jurisdiction of, and venue in, the state or federal courts located in Delaware.

9.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

18. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the Holder and of the holder of the Shares issued upon exercise of this Warrant contained in Sections 9, 10, 11, 12, and 16 hereof shall survive the exercise for all of the Shares underlying this Warrant.

19. Non-Circumvention. The Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all the action as may be necessary or appropriate in order to protect the rights of the Holder to exercise this Warrant and to receive the full and fair value of the Shares.

20. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

21. Amendment. Any term of this Warrant may be amended or waived with the written consent of the Company and the Holder.

[Signatures Follow]

10.

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

This Warrant is issued this 29 day of April, 2016.

ROIVANT ENDOCRINOLOGY LTD.

By:	/s/ Marianne L. Romeo

Name:	Marianne L. Romeo

Title:	Head, Global Transactions & Risk Management

Accepted and agreed:

TAKEDA PHARMACEUTICALS INTERNATIONAL AG

By:

Name:

Title:

[Signature page to REL Warrant to Purchase Shares]

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

This Warrant is issued this 29 day of April, 2016.

ROIVANT ENDOCRINOLOGY LTD.

By:

Name:

Title:

Accepted and agreed:

TAKEDA PHARMACEUTICALS INTERNATIONAL AG

By:	/s/ Marcello Agosti

Name:	Marcello Agosti

Title:	Head of Global Business Development

[Signature page to REL Warrant to Purchase Shares]

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

EXHIBIT A

NOTICE OF EXERCISE

TO: ROIVANT ENDOCRINOLOGY LTD.

1. The undersigned hereby elects to purchase                      (the “Shares”), pursuant to the terms of the attached Warrant (the “Warrant”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Warrant.

2. The undersigned tenders payment of the aggregate Exercise Price of US$         as follows:

[    ] check payable to order of the Company enclosed herewith

[    ] Wire transfer of immediately available funds to the Company’s account

[    ] Cashless exercise pursuant to Section 3(b) of the Warrant

3. Please issue a certificate or certificates representing the Shares in the name of the undersigned.

4. The undersigned hereby represents and warrants that the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling the Shares.

(Holder)

(Signature)

(Name)

(Date)	(Title)

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

EXHIBIT B

NOTICE OF ASSIGNMENT

TO: ROIVANT ENDOCRINOLOGY LTD.

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to                      as set for the below:

Name of Assignee	Address	Portion of Warrant

and does hereby irrevocable constitute and appoint                      Attorney to make such transfer on the books of                      maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issues upon exercise here or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

(Holder)

(Signature)

(Name)

(Date)	(Title)

[***] = Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.